Exhibit 99.1

ConnectM Receives Regulatory Approval for the Sale of its India Business to Blue Cloud; Transaction Expected to Lift Stockholders’ Equity to Approx $19 Million

On a pro forma basis, the transaction lifts stockholders’ equity from approximately $2.0 million to approximately $18.8 million — well above U.S. national exchange minimums and on a non-dilutive basis

MARLBOROUGH, Mass., June 4, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTCQX: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today announced that BSE Limited has granted Blue Cloud Softech Solutions Limited (BSE: 539607) (“Blue Cloud”) in-principle approval for its previously announced acquisition of ConnectM’s India business— clearing the principal remaining regulatory condition for Blue Cloud to issue 160 million equity shares to ConnectM.

Upon completion of the share allotment, ConnectM expects to record the Blue Cloud shares as a ~$30.4 million investment and to recognize a non-cash gain of approximately $18.4 million attributable to ConnectM stockholders. On a pro forma basis, the transaction is expected to lift stockholders’ equity to approximately $18.8 million at the effective date — roughly four times the $4–$5 million minimum required for a U.S. national exchange listing.

Illustrative Pro Forma Balance Sheet Highlights

Unaudited and illustrative; assumes the transaction closed effective June 2, 2026. See assumptions below.

($ in millions)	Mar 31, 2026 Actual	Pro Forma (Illus.)
Total assets	39.8	~49.5
Total liabilities	37.9	~30.7
Stockholders’ equity	2.0	~18.8
Liabilities-to-equity	~19x	~1.6x
Memo: National exchange minimum SE	—	4–5

“This approval moves a defining piece of our balance-sheet strategy from plan toward reality,” said Bhaskar Panigrahi, Chairman and Chief Executive Officer of ConnectM. “The Blue Cloud shares are a substantial, non-dilutive addition to our equity base — value we built in India, redeployed to strengthen ConnectM and support our path to a national exchange.”

“Clearing the BSE condition is what turns the India divestiture into a balance-sheet event,” added Nayeem Hussain, President. “With this behind us, we are focused on completing the allotment and carrying the benefit through to shareholders.”

Blue Cloud’s shareholders approved the transaction on May 4, 2026. Upon closing, ConnectM’s operations will substantially be concentrated in the United States. The Blue Cloud shares ConnectM receives are expected to be subject to a statutory lock-up period under Indian securities regulations. Closing is anticipated by Q3 2026 and the Company will provide updates as remaining procedural steps are completed.

Assumptions for Illustrative Pro Forma Information

The pro forma information above is unaudited and is presented for illustrative purposes only; it does not purport to represent what the Company’s financial position or results would have been had the transaction closed on the date indicated, nor to project future results. It assumes the Blue Cloud share swap closed effective June 2, 2026, with: (i) 160 million Blue Cloud shares recorded at approximately $30.4 million, based on Blue Cloud’s share price of INR 18.50 and an INR:USD rate of 97.37 at that date (the implied transaction value at signing was approximately $39.6 million; no separate lock-in or marketability discount has been applied); and (ii) the divestiture of the India operating segment (CMI, CER, and Global Impex Inc.) with total assets of approximately $20.7 million and total liabilities of approximately $7.2 million (net assets of approximately $13.6 million), less approximately $1.5 million of noncontrolling interests, for a fair value of net assets transferred of approximately $12.0 million. The resulting non-cash gain of approximately $18.4 million is attributable to ConnectM stockholders; together with the removal of the related noncontrolling interests, pro forma stockholders’ equity is approximately $18.8 million. Final amounts will depend on closing balances, the fair value ultimately assigned to the Blue Cloud shares, foreign-exchange movements, recycling of cumulative translation adjustments, and the final accounting determination under U.S. GAAP.

Capital Markets

The Company continues to pursue a national exchange uplisting, working with ThinkEquity, LLC as financial advisor. There can be no assurance that the Company will submit an application to list on a national exchange, that it will satisfy all applicable quantitative and qualitative listing and regulatory requirements, that a national exchange will approve the Company’s listing application, if submitted, that the Company will meet the listing criteria, or that a proposed listing will be completed.

About ConnectM Technology Solutions, Inc.

ConnectM is comprised of technology-driven businesses powering the modern energy economy. Through its various operating segments, the Company delivers cutting edge energy storage, AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

About Blue Cloud Softech Solutions Ltd.

Blue Cloud Softech Solutions Ltd. (BSE: 539607) is a publicly listed, Hyderabad, India-based technology and infrastructure company with over 30 years of experience delivering solutions to government and enterprise customers. The Company operates a portfolio of IP-led platforms across digital health (BluHealth), AI diagnostics (BluBio), advanced sterilization (BioSter), 5G connectivity, cybersecurity, and enterprise telecom.

Through a disciplined SPV-based model, Blue Cloud enables scalable deployment of technology platforms across India and international markets, combining government-grade relationships, proprietary technologies, and a platform-centric approach to drive repeatable, high-margin growth.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations
ConnectM Technology Solutions, Inc.
+1-617-395-1333
irpr@connectm.com

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